UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2013

MMRGLOBAL, INC.
 (Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4401 WILSHIRE BLVD., SUITE 200 LOS ANGELES, CA 90010
(Address of Principal Executive Offices) (Zip Code)

(310) 476-7002
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On July 17, 2013, MMRGlobal, Inc. (the "Company") held its 2013 Annual Meeting of Stockholders (the "Annual Meeting"). The Company's stockholders were asked to consider and vote upon the following six proposals:

Proposal 1. To elect two (2) Class I directors to serve for a term of three (3) years, with such term expiring upon the 2016 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Proposal 2. To amend our Amended and Restated Certificate of Incorporation, as amended to date, to increase the authorized number of shares of our common stock from 950,000,000 shares to 1,250,000,000 shares for the purpose of enabling the Company to have sufficient equity for strategic business and or M&A opportunities.

Proposal 3. To approve an amendment to the MMRGlobal, Inc. 2011 Equity Incentive Plan, which authorizes the issuance of a variety of equity awards, including stock options, stock purchase awards, stock bonus awards, stock appreciation rights, stock unit awards and other stock awards, by adding 20 million shares available to be issued under that plan.

Proposal 4. To approve an advisory (non-binding) resolution regarding the compensation of our named executive officers.

Proposal 5. To approve an advisory (non-binding) resolution regarding whether an advisory vote on the compensation of our named executive officers should be held once every one, two or three years.

Proposal 6. To ratify the appointment of Rose Snyder & Jacobs as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

The following sets forth detailed information regarding the voting results at the Annual Meeting:

Proposal No. 1:
Director:	For:	Withheld:	Not Voted:
Douglas Helm	263,013,485	2,939,281	209,148,084
Jack Zwissig	263,013,354	2,939,412	209,148,084

Proposal No. 2:
Votes For:	Votes Against:	Votes Abstaining:
402,085,724	72,761,176	253,950

Proposal No. 3:
Votes For:	Votes Against:	Votes Abstaining:	Broker Non-Votes:
249,232,288	16,411,073	309,405	209,148,084

Proposal No. 4:
Votes For:	Votes Against:	Votes Abstaining:	Broker Non-Votes:
253,711,900	11,312,636	928,230	209,148,084

Proposal No. 5:

1 Year:	2 Years:	3 Years:	Votes Abstaining:
24,073,144	3,297,742	230,692,017	209,148,084

Based upon the results set forth above for Proposal No. 5, the Board of Directors of the Company has determined that future stockholder advisory votes on the compensation of the Company's named executive officers will occur every three (3) years.

Proposal No. 6:
Votes For:	Votes Against:	Votes Abstaining:
458,180,403	267,404	16,653,043

Item 7.01. Regulation FD Disclosure.

Also on July 17, 2013, the Company held a conference call with its stockholders, the transcript of which is filed as Exhibit 99.1 hereto, and which is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Transcript of conference call held on July 17, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMRGLOBAL, INC.
July 19, 2013	By: /s/ Robert H. Lorsch Robert H. Lorsch Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of conference call held on July 17, 2013.